SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON DC  20549

                                  FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




                          Date of Report: July 11, 2002
                        ---------------------------------
                        (Date of earliest event reported)




                            Centerpoint Corporation
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)




       Delaware                   000-22813            13-3853272
------------------------    --------------------- -------------------
(State of Incorporation)    (Commission File No.)  (I.R.S. Employer
                                                   Identification No.)




             18 East 50th Street 10th Floor New York, NY 10022
           -----------------------------------------------------
           (Address and Zip Code of Principal Executive Offices)




      Registrant's telephone number including area code: (212) 758-6622














ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 11, 2002 Centerpoint Corporation ("we" "us") dismissed Arthur Andersen SpA as our principal accountant. The decision to change accountants was approved by our Board of Directors. We do not currently have an audit committee.

     Neither of the reports of Arthur Andersen SpA on our financial statements for each of the past two fiscal years ended December 31, 2000 and 2001 contained an adverse opinion or disclaimer of opinion, nor was any such report modified as to audit scope or accounting principles. However, Arthur Andersen SpA's report on our financial statements for the year ended December 31, 2001 does contain a "going concern qualification". We do not believe that there were any disagreements with Arthur Andersen SpA on any matter of accounting scope or procedure in connection with the audits of our financial statements for the years ended December 31, 2000 and 2001 or during the subsequent interim period through July 11, 2002, which, if not resolved to Arthur Andersen SpA's satisfaction, would have caused Arthur Andersen SpA to make reference to the subject matter of the disagreement(s) in connection with its reports.

     We have requested Arthur Andersen SpA to furnish a letter addressed to the Commission stating whether it agrees with the statements made by us, and, if not, stating the respects in which it does not agree. As of the date of this filing, we have not yet received such a letter. The letter from Arthur Andersen SpA will be filed by amendment.

     We have engaged BDO Seidman LLP as our new independent accountants as of July 11, 2002. During the two most recent fiscal years and through July 11, 2002, we have not consulted with BDO Seidman LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or consulted with BDO Seidman LLP regarding the type of audit opinion that might be rendered on our financial statements (BDO Seidman LLP has not provided us with any reports or advice, either written or oral, that would be an important factor in reaching a decision as to an accounting, auditing or financial reporting issue); or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.









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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Listed below are the financial statement, pro forma financial information and exhibits, if any, filed as a part of this report.

      None.



     EXHIBITS:

      Exhibit
      Number     Description                        Location
      -------    -----------                        --------

      16         Letter from Arthur Andersen SpA    To be filed by amendment





























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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENTERPOINT CORPORATION



Date: July 11, 2002                By: /s/ David Fuller
                                       ------------------------------
                                       David Fuller, Secretary






































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